                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number      811-02201
                                                    ----------------------------

                        1838 Bond-Debenture Trading Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
                     ---------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2006
                                              --------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

April 5, 2006


TO THE SHAREHOLDER:

As we expected, the upward bias of interest rates continued in the March quarter. The Federal Reserve Board (the "Fed") raised the Fed Funds rate twice again this quarter, ending the quarter at 4.75%, continuing its measured pace of rate increases. The Fed stated in its March 28th statement that "some further policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance." The increase in Fed Funds rate resulted in a sharp, 0.46%, increase in the ten-year treasury yield to 4.85%. This was unlike the third quarter when the ten-year treasury had a modest sell off from 4.32% on September 30, 2005 to 4.39% on December 31, 2005. The ten-year treasury ended the quarter well above the cyclical low yield of 3.11% on June 13, 2003 and ranged between 4.33% and 4.86%. Both short-term and long-term rates rose during the quarter and treasury yield curve remained very flat at March 31, 2006, with the two-year treasury yield at 4.82% and the thirty-year treasury yield at 4.89%. The meaningfully higher rates resulted in negative returns for most fixed income indices during the quarter.

For the quarter ended March 31, 2006, the Fund had a Net Asset Value of $19.72 per share. This represents a 0.3% decrease from $19.78 per share at December 31, 2005. On March 31, 2006, the Fund's closing price on the New York Stock Exchange was $17.75 per share, representing a 9.99% discount to Net Asset Value per share, compared with 12.48% discount as of December 31, 2005.

One of the primary objectives of the Fund is to maintain its high level of income. On March 16, 2006 the Board of Directors declared a dividend payment of $0.2875 per share payable May 2, 2006 to shareholders of record on April 6, 2006. The dividend was unchanged from the prior quarter. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.56% Dividend Yield based on the market price on April 5, 2006 of $17.54 per share.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the average of 11 other closed-end bond funds with which we have historically compared the Fund:



   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
         IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED1

                             QUARTER TO  1 YEAR TO  2 YEARS TO  5 YEARS TO  10 YEARS TO
                              03/31/06   03/31/06    03/31/06    03/31/06    03/31/06
---------------------------------------------------------------------------------------
1838 Bond Fund2                  -0.30%      1.19%       1.96%       5.25%        6.24%
Average of 11 Other
  Closed -- End Bond Funds2      -0.49%      2.54%       2.43%       5.87%        6.55%
Lehman Investment Grade
  Credit Index3                  -1.17%      1.84%       3.70%       5.97%        6.61%
Salomon Bros. Bond Index4        -3.61%      1.50%       2.75%       7.49%        7.65%

1 -- This is historical information and should not be construed as indicative of any likely future performance
2 -- Source: Lipper Inc.
3 -- Comprised of US, investment grade corporate bonds
4 -- Comprised of long-term AAA and AA corporate bonds

The Fund's performance for the historical periods was impacted by the 4.5% dilution of Net Asset Value resulting from the rights offering during the December 2003 quarter. The returns for the quarter ended March 31, 2006 were negative, driven almost entirely by higher interest rates. The Fund's performance does not include the dividend of $0.2875 per share declared on March 16, 2006. The dividend income is included in the performance only if the Ex-Date falls during the quarter; the Ex-Date happens to be April 4, 2006 for the most recent dividend. On a positive note, the negative impact on the Fund's Net Asset Value from higher interest rates was almost entirely offset by positive price performance of many of the higher yielding positions in the investment portfolio.

Event risk was a growing concern in the market throughout 2005 and remains a concern in 2006. We continue to add diversity to the portfolio to reduce the impact from name specific event risk. Corporate spreads have widened from their historically tight levels while spreads in specific industries such as automotive, paper, media, and telecom have been more volatile than the broader market. Our strategy to incrementally reduce the duration of the portfolio, toward its lower targeted level, contributed significantly towards lessening the impact on the Fund's Net Asset Value from higher interest rates in the March 2006 quarter. The Fund's duration is 6.21 years as of March 31, 2006, down from
6.44 years as of December 31, 2005. We continue to look for opportunities to reduce the duration while balancing the income objectives of the Fund. As we shared with you in the last shareholder letter, the board decided to change the benchmark of the Fund from the Salomon Brothers AAA and AA Corporate Bond Index to the Lehman Brothers Investment Grade Credit Index. This change was instituted because the universe of corporate bonds in which the Fund can invest is better represented by the Lehman Brothers Investment Grade Credit Index. We will continue to show the performance against both indices for the next three quarters. The Fund had an expense ratio of 0.90% of net assets for the twelve months ended March 31, 2006, an improvement from 0.92% (annualized) for nine months ended December 31, 2005. The improvement in the expense ratio was driven by the reduction in the management fee.

Oil prices remained high during the quarter, ending the quarter at $66.63 per barrel. The quarter-end price was down from the record high of $69.81 reached on August 30, 2005, but well above the quarter's low point of $57.65 per barrel reached on February 16, 2006. Demand for oil continues to remain strong resulting in the steady increase in price over the last twelve months from the lows of $40 per barrel in December 2004. Employment growth in the US continued in the quarter and for the last twelve months approximately 2.1 million new non-farm jobs were added. The unemployment rate at quarter end was 4.7% down from 4.9% as of December 2005, and down from the current cyclical high of 6.3% as of June 2003. As was the case in the December quarter, most of the job growth continued to be concentrated in the service area with only modest growth in manufacturing jobs. The US economy is now primarily a service economy representing 83% of non-farm employment; therefore the disproportionate growth in service jobs is not unexpected.

The Fund's performance will continue to be subject to the impact of trends in longer term interest rates as was the case in the March quarter and to a lesser degree in the December quarter. The Fund's performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of March 31, 2006:



             PERCENT OF TOTAL INVESTMENT (STANDARD & POOR'S RATINGS)

                            AAA                   16.6%
                            AA                     4.0%
                             A                    28.9%
                            BBB                   32.1%
                            BB                    12.7%
                            B & Lower              5.5%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

In light of the information publicly available and filed with the SEC, including the quarterly statement of investments, and in a continuing effort to reduce the expenses of the Fund, the Board of Directors of the Fund has decided to eliminate the production of quarterly financial statements on the adviser's recommendation. The Fund will produce and mail to all shareholders the audited annual report and unaudited semi-annual report. For additional information on the quarterly statement of investments filed with the SEC and how to obtain a copy, please see "Quarterly Statement of Investments" on page 15 in the Shareholder Information section of this annual report.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PFPC Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

                                     Sincerely,

                                     /s/ Clifford D. Corso
                                     ---------------------
                                     Clifford D. Corso
                                     President

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF THE
1838 BOND-DEBENTURE TRADING FUND

We have audited the accompanying statement of assets and liabilities of 1838 Bond-Debenture Trading Fund, including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2002 were audited by other auditors whose report dated April 30, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
APRIL 14, 2006


SCHEDULE OF INVESTMENTS                                                                         MARCH 31, 2006
                                                               MOODY'S/
                                                              STANDARD &
                                                                POOR'S      PRINCIPAL    AMORTIZED COST     VALUE
                                                               RATING(A)  AMOUNT (000'S)     (NOTE 1)      (NOTE 1)
                                                              ----------  --------------  --------------  ----------
LONG TERM DEBT SECURITIES (97.17%)
AUTOMOTIVE (7.57%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20...........    A3/BBB             1,000  $    1,000,000  $1,452,979
Ford Holdings, LLC, Gtd., 9.30%, 03/01/30...................    Ba3/BB-            1,000       1,107,514     830,000
Ford Motor Co., Debs., 8.90%, 01/15/32......................    Ba3/BB-            1,560       1,544,630   1,224,600
Ford Motor Credit Co., 7.00%, 10/01/13......................    Ba2/BB-            2,000       2,051,283   1,788,812
General Motors Acceptance Corp., Notes, 6.125%, 09/15/06....    Ba1/BB             1,000         998,547     995,387
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11.....    Ba1/BB             1,000       1,006,269     947,644
Meritor Automotive, Notes, 6.80%, 02/15/09..................    Ba2/BB                87          88,650      87,000
                                                                                          --------------  ----------
                                                                                               7,796,893   7,326,422
                                                                                          ==============  ==========
CHEMICALS (0.52%)
IMC Global, Debs., 6.875%, 07/15/07.........................     B1/B+               500         512,689     503,750
                                                                                          ==============  ==========
COMMERCIAL SERVICES (0.57%)
Cendant Corp., Sr. Notes, 7.375%, 01/15/13..................   Baa1/BBB+             500         555,474     549,190
                                                                                          ==============  ==========
CONSUMER PRODUCTS (1.35%)
Kraft Foods, Inc., 4.125%, 11/12/09.........................    A3/BBB+              575         556,844     549,630
Newell Rubbermaid, Inc., 6.00%, 03/15/07....................   Baa2/BBB+             750         756,289     755,762
                                                                                          --------------  ----------
                                                                                               1,313,133   1,305,392
                                                                                          ==============  ==========
DIVERSIFIED FINANCIAL SERVICES (17.21%)
Bank of America, Sub. Notes, 7.40%, 01/15/11................    Aa3/A+             1,000       1,041,374   1,080,825
CIT Group, Inc., Sr. Notes, 7.375%, 04/02/07................     A2/A              1,800       1,843,646   1,834,592
Citicorp Capital II, Gtd., 8.015%, 02/15/27.................     Aa2/A             2,000       2,010,921   2,116,520
Credit Suisse FB USA, Inc., Notes, 4.875%, 08/15/10.........    Aa3/A+               500         499,966     488,184
General Electric Capital Corp., Notes, 6.125%, 02/22/11.....    Aaa/AAA            1,000       1,061,749   1,030,299
General Electric Capital Corp., Notes, 6.75%, 03/15/32......    Aaa/AAA            1,500       1,547,314   1,670,369
Household Finance Corp., Notes, 6.75%, 05/15/11.............     Aa3/A             1,500       1,500,050   1,579,161
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A........     NR/A-             2,500       2,564,458   2,672,530
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12......    Aaa/AA+              500         499,132     531,882
Residential Capital Corp., 6.375%, 06/30/10.................   Baa3/BBB-           1,000         997,468   1,007,420
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11................     A2/A-               500         489,834     538,936
UBS PFD Funding Trust I, Gtd., 8.622%, 10/10/49(b)..........    A1/AA-             1,000       1,007,726   1,115,715
Wachovia Capital Trust III, Bank Gtd., 5.80%, 03/15/42(b)...     A2/A-             1,000       1,000,000     982,479
                                                                                          --------------  ----------
                                                                                              16,063,638  16,648,912
                                                                                          ==============  ==========
ENERGY (6.91%)
Apache Corp., Notes, 7.70%, 03/15/26........................     A3/A-               500         522,436     606,016
ChevronTexaco, Debs., 7.50%, 03/01/43.......................    Aa2/AA             2,000       1,979,040   2,218,350
Transocean, Inc., Notes, 7.50%, 04/15/31....................    Baa1/A-              500         497,911     592,859
Western Atlas, Inc., Debs., 8.55%, 06/15/24.................     A2/A-             2,539       2,635,810   3,266,309
                                                                                          --------------  ----------
                                                                                               5,635,197   6,683,534
                                                                                          ==============  ==========
GAMING, LODGING & LEISURE (4.80%)
Caesars Entertainment, Sr. Notes, 7.50%, 09/01/09...........   Baa3/BBB-           1,000       1,059,366   1,053,015
MGM Mirage, Co. Gty, 6.00%, 10/01/09........................    Ba2/BB             1,000         993,971     985,000
Mohegan Tribal Gaming Authority, Sr. Notes, 6.375%, 07/15/09    Ba3/B+               500         512,687     497,500
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08.........   Ba1/BBB-            1,000         952,807   1,017,627
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12...........    Ba1/BB+            1,000         996,779   1,087,500
                                                                                          --------------  ----------
                                                                                               4,515,610   4,640,642
                                                                                          ==============  ==========
HOME BUILDERS (1.00%)
Centex Corp., Notes, 5.45%, 08/15/12........................   Baa2/BBB            1,000         995,240     968,944
                                                                                          ==============  ==========
INDUSTRIAL (1.31%)
Case New Holland, Inc., Sr. Notes, 6.00%, 06/01/09..........    Ba3/BB-              500         498,150     487,500
Tyco International Group SA, Co. Gty, 6.75%, 02/15/11.......   Baa3/BBB+             750         783,430     780,058
                                                                                          --------------  ----------
                                                                                               1,281,580   1,267,558
                                                                                          ==============  ==========
INSURANCE (4.46%)
AIG Sunamer Global Finance VI, 6.30%, 05/10/11, 144A........    Aa2/AA+            1,000       1,082,314   1,037,723
Berkshire Hathaway Finance, 5.10%, 07/15/14.................    Aaa/AAA            1,000       1,001,746     970,827
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(c)........     WR/NR             1,500       1,559,923   1,793,160
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12................     A3/A-               500         498,275     514,748
                                                                                          --------------  ----------
                                                                                               4,142,258   4,316,458
                                                                                          ==============  ==========


                                                        MOODY'S/
                                                       STANDARD &
                                                         POOR'S      PRINCIPAL     AMORTIZED COST    VALUE
                                                        RATING(A)  AMOUNT (000'S)     (NOTE 1)      (NOTE 1)
                                                       ----------  --------------  --------------  ----------
MEDIA (14.32%)
Clear Channel Communication, Co. Gty, 8.00%, 11/01/08   Baa3/BBB-           1,000  $    1,056,162  $1,049,738
Comcast Corp., Gtd., 7.05%, 03/15/33.................   Baa2/BBB+           2,000       2,190,034   2,058,266
CSC Holdings, Sr. Notes, 7.25%, 07/15/08.............     B2/B+               500         522,863     505,000
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10.......     B1/B                500         533,362     528,750
Echostar DBS Corp., Sr. Notes, 5.75%, 10/01/08.......    Ba3/BB-              500         497,741     495,000
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22..     WR/A-             2,000       2,130,760   2,528,912
News America Holdings, Inc., Gtd., 7.90%, 12/01/95...   Baa2/BBB            1,400       1,298,987   1,514,670
Quebecor World, Inc.,Gtd., 6.125%, 11/15/13..........    Ba3/BB-            1,500       1,509,558   1,299,198
Time Warner, Inc., Debs., 9.15%, 02/01/23............   Baa2/BBB+           3,000       3,135,911   3,607,128
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30............   Baa3/BBB              250         246,432     272,248
                                                                                   --------------  ----------
                                                                                       13,121,810  13,858,910
                                                                                   ==============  ==========
PAPER (5.06%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30...     B1/B+             1,500       1,500,008   1,346,250
Smurfit Capital Funding, Debs., 7.50%, 11/20/25......     B1/B+             2,000       1,992,332   1,860,000
Union Camp Corp., Debs., 9.25%, 02/01/11.............   Baa3/BBB            1,500       1,494,441   1,687,959
                                                                                   --------------  ----------
                                                                                        4,986,781   4,894,209
                                                                                   ==============  ==========
PHARMACEUTICALS (1.60%)
Bristol-Myer Squibb, 5.75%, 10/01/11.................     A1/A+             1,000       1,031,220   1,010,990
Monsanto Co. (Pharmacia Corp), 6.50%, 12/01/18.......    Aaa/AAA              500         577,170     540,364
                                                                                   --------------  ----------
                                                                                        1,608,390   1,551,354
                                                                                   ==============  ==========
REAL ESTATE INVESTMENT TRUST (5.34%)
CarrAmerica Realty Corp., 5.50%, 12/15/10............   Baa2/BBB              500         499,775     500,199
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18.........   Baa2/BBB            1,000         994,073   1,082,297
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12.........    Ba2/BB-              500         524,244     510,625
i Star Financial, 6.00%, 12/15/10....................   Baa2/BBB            1,000       1,017,584   1,006,385
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18...   Baa2/BBB            1,000         999,382   1,086,604
Nationwide Health Properties, Notes, 6.00%, 05/20/15.   Baa3/BBB-             500         499,510     488,267
Prologis, Sr. Notes, 5.50%, 04/01/12.................   Baa/BBB+              500         497,253     494,192
                                                                                   --------------  ----------
                                                                                        5,031,821   5,168,569
                                                                                   ==============  ==========
RETAIL & RESTAURANT (0.55%)
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16....   Baa1/BBB+             500         444,507     527,936
                                                                                   ==============  ==========
TELECOMMUNICATIONS (8.88%)
Deutsche Telekom International, Gtd., 8.25%, 06/15/30     A3/A-             2,000       2,491,438   2,392,462
GTE Corp., Debs., 6.94%, 04/15/28....................    Baa1/A             2,000       2,106,930   2,008,480
SBC Communications, Inc., Notes, 5.875%, 08/15/12....     A2/A                500         494,664     502,140
Sprint Capital Corp., Co. Gty, 6.90%, 05/01/19.......    Baa2/A-            1,750       1,760,442   1,869,548
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30.     A3/A              1,646       1,674,824   1,818,415
                                                                                   --------------  ----------
                                                                                        8,528,298   8,591,045
                                                                                   ==============  ==========
UTILITIES (5.30%)
Dominion Resources, Inc., Sr. Notes, 6.75%, 12/15/32.   Baa2/BBB            1,000         997,738   1,022,135
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26............     A1/A+             1,550       1,486,445   2,029,093
Midamerican Funding LLC, 6.927%, 03/01/29............    A3/BBB+              500         500,000     547,356
NSTAR, Notes, 8.00%, 02/15/10........................     A2/A-               500         499,085     542,251
Old Dominion Electric Corp., 6.25%, 06/01/11.........    Aaa/AAA              500         500,391     517,913
PSEG Power, Notes, 5.00%, 04/01/14...................   Baa1/BBB              500         499,484     472,509
                                                                                   --------------  ----------
                                                                                        4,483,143   5,131,257
                                                                                   ==============  ==========
MORTGAGE BACKED SECURITIES (8.21%)
FHLMC Pool #B11892, 4.50%, 01/01/19..................    Aaa/AAA            1,860       1,875,093   1,778,889
FHLMC Pool #A15675, 6.00%, 11/01/33..................    Aaa/AAA            1,286       1,323,376   1,287,924
FNMA Pool #763852, 5.50%, 02/01/34...................    Aaa/AAA            2,882       2,939,885   2,817,428
FNMA Pool #754791, 6.50%, 12/01/33...................    Aaa/AAA            1,897       1,966,178   1,937,859
GNSF Pool #417239, 7.00%, 02/15/26...................    Aaa/AAA               79          80,178      82,789
GNSF Pool #780374, 7.50%, 12/15/23...................    Aaa/AAA               37          36,302      38,437
                                                                                   --------------  ----------
                                                                                        8,221,012   7,943,326
                                                                                   ==============  ==========


                                        MOODY'S/
                                      STANDARD &
                                          POOR'S       PRINCIPAL  AMORTIZED COST        VALUE
                                       RATING(A)  AMOUNT (000'S)        (NOTE 1)     (NOTE 1)
                                      ----------  --------------  --------------  -----------

U.S. GOVERNMENT AGENCY (2.21%)
FNMA, Notes, 7.125%, 03/15/07.......     Aaa/AAA           2,100  $    2,148,184  $ 2,138,088
                                                                  --------------  -----------
TOTAL LONG TERM DEBT SECURITIES.....                                  91,385,658   94,015,496
                                                                  --------------  -----------
INVESTMENT COMPANIES (1.23%)                              SHARES
                                                        --------
High Yield Plus Fund................                          33         223,875      116,332
PNC Bank Money Market Account.......                       1,076       1,076,443    1,076,443
                                                                  --------------  -----------
                                                                       1,300,318    1,192,775
                                                                  --------------  -----------
TOTAL INVESTMENTS (98.40%)                                        $   92,685,976   95,208,271
                                                                  ==============
OTHER ASSETS AND LIABILITIES (1.60%)                                                1,551,170
                                                                                  -----------
NET ASSETS (100.00%)                                                              $96,759,441
                                                                                  ===========

----------

(a) Ratings for debt securities are unaudited. All ratings are as of March 31, 2006 and may have changed subsequently.

(b) Variable rate security. Rate disclosed is as of March 31, 2006.

(c) Security  was valued using fair  value procedures as of March  31, 2006 (See
    Note 1).

144A -- Securities were purchased pursuant to Rule 144A under the Securities
        Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.83% of net assets.


LEGEND

Co. Gty -- Company Guaranty
Ctfs. -- Certificates
Debs. -- Debentures
GNSF -- Government National Mortgage Association
Gtd. -- Guranteed
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Association (Single Family)
NR -- Not Rated
Sr. -- Senior
Sub. -- Subordinated
WR -- Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006


Assets:
 Investment in securities, at value (amortized cost $92,685,976) (Note 1)  $95,208,271
 Interest receivable.....................................................    1,635,709
 Dividends receivable....................................................          916
                                                                           -----------
 TOTAL ASSETS............................................................   96,844,896
                                                                           -----------

Liabilities:
 Payable to investment adviser...........................................       41,289
 Accrued expenses payable................................................       44,166
                                                                           -----------
 TOTAL LIABILITIES.......................................................       85,455
                                                                           -----------
Net assets: (equivalent to $19.72 per share based on 4,907,678 shares of capital stock outstanding)...........................................  $96,759,441
                                                                           ===========
NET ASSETS consisted of:
 Par value...............................................................  $ 4,907,678
 Capital paid-in.........................................................   91,975,447
 Accumulated net investment loss.........................................     (249,443)
 Accumulated net realized loss on investments............................   (2,396,536)
 Net unrealized appreciation on investments..............................    2,522,295
                                                                           -----------
                                                                           $96,759,441
                                                                           ===========


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006


Investment Income:
 Interest .........................................................             $6,280,431
 Dividends ........................................................                 12,000
                                                                                ----------
 Total Investment Income ..........................................              6,292,431
                                                                                ----------
Expenses:
 Investment advisory fees (Note 4) ................................  $ 506,578
 Transfer agent fees ..............................................     60,000
 Directors' fees ..................................................     64,001
 NYSE fee .........................................................     25,000
 Audit fees .......................................................     17,851
 Legal fees and expenses ..........................................     84,000
 Reports to shareholders ..........................................     34,999
 Custodian fees ...................................................      7,500
 Insurance ........................................................     26,001
 Miscellaneous ....................................................     69,378
                                                                     ---------
   Total Expenses..................................................                895,308
                                                                                ----------
    Net Investment Income..........................................              5,397,123
                                                                                ----------
Realized and unrealized gain (loss) on investments (Note 1):
 Net realized gain from security transactions .....................              1,885,004
                                                                                ----------
 Unrealized appreciation of investments:
   Beginning of the period.........................................  8,582,251
   End of the period...............................................  2,522,295
                                                                     ---------
    Change in unrealized appreciation (depreciation) of investments             (6,059,956)
                                                                                ----------
     Net realized and unrealized gain (loss) on investments .......             (4,174,952)
                                                                                ----------
Net increase in net assets resulting from operations...............             $1,222,171
                                                                                ==========


The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED      YEAR ENDED
                                                                  MARCH 31, 2006  MARCH 31, 2005
                                                                  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income..........................................  $    5,397,123  $    5,486,432
 Net realized gain from security transactions (Note 2)..........       1,885,004          22,587
 Change in unrealized appreciation (depreciation) of investments      (6,059,956)     (2,818,639)
                                                                  --------------  --------------
   Net increase in net assets resulting from operations.........       1,222,171       2,690,380
                                                                  --------------  --------------
Distributions:
 Dividends to shareholders from net investment income...........      (5,643,830)     (5,588,396)
 Distributions to shareholders from tax return of capital.......             ---        (546,202)
                                                                  --------------  --------------
   Total distributions to shareholders..........................      (5,643,830)     (6,134,598)
                                                                  --------------  --------------
Capital Share Transactions:
 Dealer manager fee charged to paid-in capital in excess of par.             ---          (2,248)
                                                                  --------------  --------------
   Net proceeds from common share offering......................             ---          (2,248)
                                                                  --------------  --------------
 Increase (decrease) in net assets..............................      (4,421,659)     (3,446,466)
Net Assets:
 Beginning of period............................................     101,181,100     104,627,566
                                                                  --------------  --------------
 End of period..................................................  $   96,759,441  $  101,181,100
                                                                  ==============  ==============



   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

    The table below sets forth audited financial data for a share of capital stock outstanding throughout each period presented.

                                                                               YEAR ENDED MARCH 31,
                                                                  ---------------------------------------------
                                                                  2006(3)    2005      2004      2003     2002
                                                                  -------  --------  --------  -------  -------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ...........................  $ 20.62  $  21.32  $  21.50  $ 20.13  $ 20.95
                                                                  -------  --------  --------  -------  -------
 Net investment income                                               1.10      1.14      1.29     1.31     1.24(1)
 Net realized and unrealized gain (loss) on
   investments..................................................    (0.85)    (0.59)     0.83     1.45    (0.62)(1)
                                                                  -------  --------  --------  -------  -------
Total from investment operations................................     0.25      0.55      2.12     2.76     0.62
                                                                  -------  --------  --------  -------  -------
Capital share transaction:
 Dilution of the net asset value from rights
   offering (Note 6)............................................      ---       ---     (0.97)     ---      ---
                                                                  -------  --------  --------  -------  -------
Less distributions:
 Dividends from net investment income ..........................    (1.15)    (1.14)    (1.27)   (1.34)   (1.43)
 Distributions from tax return of capital ......................      ---     (0.11)    (0.06)   (0.05)   (0.01)
                                                                  -------  --------  --------  -------  -------
Total distributions.............................................    (1.15)    (1.25)    (1.33)   (1.39)   (1.44)
                                                                  -------  --------  --------  -------  -------
Net asset value, end of period..................................  $ 19.72  $  20.62  $  21.32  $ 21.50  $ 20.13
                                                                  =======  ========  ========  =======  =======
Per share market price, end of period...........................  $ 17.75  $  18.26  $  19.51  $ 20.65  $ 19.34
                                                                  =======  ========  ========  =======  =======
TOTAL INVESTMENT RETURN(2)
 Based on market value .........................................    3.52%     0.22%     1.13%   14.55%    7.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)............................  $96,759  $101,181  $104,628  $78,973  $73,955
Ratio of expenses to average net assets.........................    0.90%     0.89%     0.86%    0.91%    0.86%
Ratio of net investment income to average net  assets ..........    5.42%     5.43%     5.57%    6.39%    6.73%(1)
Portfolio turnover rate.........................................   24.33%     6.78%    11.99%   12.27%   10.87%
Number of shares outstanding at the end of the period (in 000's)    4,908     4,908     4,908    3,673    3,673


----------
(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%.
(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(3) Effective June 2, 2005, the Fund's Investment Adviser was changed to MBIA Capital Management Corp. See Note 4 of Notes to Financial Statements for further information.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 --- SIGNIFICANT ACCOUNTING POLICIES --- The 1838 Bond-Debenture Trading Fund (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION --- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2006, Penn Central Corp. was valued using fair value procedures and represented 1.85% of net assets.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES --- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES --- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. OTHER --- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES --- Distributions of net investment income will be made quarterly. Distributions of net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax difference that occurred during the fiscal year ended March 31, 2006, the following capital accounts were adjusted for the following amounts:


                    UNDISTRIBUTED         ACCUMULATED
                  (OVERDISTRIBUTED)       NET REALIZED     PAID-IN
                NET INVESTMENT INCOME      GAIN/(LOSS)     CAPITAL
                ---------------------     ------------     -------
                $             662,161     $   (654,757)    $(7,404)


       Distributions during the fiscal years ended March 31, 2006 and 2005 were characterized as follows for tax purposes:


                     ORDINARY INCOME  RETURN OF CAPITAL  CAPITAL GAIN  TOTAL DISTRIBUTION
                     ---------------  -----------------  ------------  ------------------
          FY 2006    $     5,643,830  $             ---  $        ---  $        5,643,830
          FY 2005    $     5,588,396  $         546,202  $        ---  $        6,134,598


       At March 31, 2006, the components of distributable earnings on a tax basis were as follows:


                      ACCUMULATED    CAPITAL LOSS  POST-OCTOBER  NET UNREALIZED
          TOTAL*    ORDINARY INCOME  CARRYFORWARD      LOSS       APPRECIATION
        ----------  ---------------  ------------  ------------  --------------
        $(123,684)  $           ---  $ (2,396,536) $        ---  $    2,272,852
        =========   ===============  ============  ============  ==============


* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2007.

       As of March 31, 2006, the capital loss carryovers available to offset possible future capital gains were as follows:


                             AMOUNT    EXPIRATION DATE
                           ----------  ---------------
                           $  956,105             2010
                            1,393,195             2011
                               47,236             2013


       At March 31, 2006, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:


            AGGREGATE   NET UNREALIZED  GROSS UNREALIZED  GROSS UNREALIZED
             TAX COST    APPRECIATION     APPRECIATION      DEPRECIATION
           -----------  --------------  ----------------  ----------------
           $92,935,419      $2,272,852        $4,815,901      $(2,543,049)


       The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 --- PORTFOLIO TRANSACTIONS --- The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2006:

                                         COST OF    PROCEEDS FROM SALES
                                        PURCHASES      OR MATURITIES
                                       -----------  -------------------
          U.S. Government Securities   $ 2,162,811  $         8,958,549
          Other Investment Securities  $21,475,788  $        14,881,052

NOTE 3 --- CAPITAL STOCK --- At March 31, 2006, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 --- INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS --- MBIA Capital Management Corp. ("MBIA-CMC") currently serves as investment adviser to the Fund. During the period June 2, 2005 to October 31, 2005, MBIA-CMC provided advisory services under an interim investment advisory agreement (the "Interim Agreement"). The shareholders of the Fund approved a new investment advisory agreement between the Fund and MBIA-CMC at the annual meeting of shareholders held on October 31, 2005 (the "New Agreement"). Under both the Interim Agreement and New Agreement, MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

MBIA Municipal Investors Services Corporation provides accounting services to the Fund and is compensated for these services by the Adviser. Effective August 17, 2005, PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Adviser.

Certain officers of the Fund are also directors, officers and/or employees of the Adviser. None of the Fund's officers receive compensation from the Fund.

NOTE 5 --- DIVIDEND AND DISTRIBUTION REINVESTMENT --- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2006, the Fund issued no shares under this Plan.

NOTE 6 --- RIGHTS OFFERING --- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/ managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

SHAREHOLDER INFORMATION (UNAUDITED)

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS

                                                   PRINCIPAL OCCUPATION DURING THE         POSITION WITH
                              POSITION(S) HELD     PAST FIVE YEARS AND OTHER PREVIOUS      FUND SINCE AND
NAME AND ADDRESS (AGE)            WITH FUND                    EXPERIENCE                       TERM
---------------------------   ----------------  ---------------------------------------   ----------------
W. Thacher Brown*             Director          Chartered Financial Analyst; former       1988; current
113 King Street                                 President of MBIA Asset                   term ends at the
Armonk, NY 10504                                Management LLC from July 1998 to          2006 Annual
Born: December 1947                             September 2004; and former President      Meeting
                                                of 1838 Investment Advisors, LLC
                                                from July 1988 to May 2004.
John Gilray Christy           Director          Chairman, Chestnut Capital                1983; current
Chestnut Capital Corp. Fund                     Corporation (venture capital firm)        term ends at the
P.O. Box 22                                     from June 1988 to present.                2006 Annual
Flourtown, PA 19031                                                                       Meeting
Born: August 1932

Morris Lloyd, Jr.             Director          Retired; former Development Officer,      1989; current
113 King Street                                 Trinity College, from April 1996 to       term ends at the
Armonk, NY 10504                                June 2002.                                2006 Annual
Born: September 1937                                                                      Meeting
J. Lawrence Shane             Director          Retired; former Vice Chairman and         1974; current
113 King Street                                 CFO of Scott Paper Company until          term ends at the
Armonk, NY 10504                                1992.                                     2006 Annual
Born: January 1935                                                                        Meeting

Clifford D. Corso*            President and     President and Chief Investment Officer,   2005; indefinite
MBIA CMC                      Chief Executive   MBIA Capital Management Corp.;
113 King Street               Officer           Managing Director and Chief
Armonk, NY 10504                                Investment Officer, MBIA
Born: October 1961                              Insurance Corporation.
Marc D. Morris*               Vice President,   Director of MBIA Capital Management       2005; indefinite
MBIA CMC                      Treasurer and     Corp.; Director and officer of
113 King Street               Chief Financial   other affiliated entities within
Armonk, NY 10504              Officer           the MBIA Asset Management
Born: March 1959                                Group.

Leonard I. Chubinsky*         Secretary         Deputy General Counsel of MBIA            2005; indefinite
MBIA CMC                                        Insurance Corporation; officer of other
113 King Street                                 affiliated entities within the MBIA
Armonk, NY 10504                                Asset Management Group.
Born: December 1948
Richard J. Walz*              Vice President,   Managing Director of several affiliated   2005; indefinite
MBIA CMC                      Chief Compliance  entities within the MBIA Asset
113 King Street               Officer           Management Group.
Armonk, NY 10504
Born: April 1959

* Denotes a director/officer who is an "interested person" of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an "interested person" because he was an officer of the Fund's investment adviser. Messrs. Corso, Morris, Walz and Chubinsky are "interested persons" by virtue of being employees of the Fund's investment adviser.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on September 28, 2005 and reconvened on October 31, 2005. At the meeting, shareholders voted on the election of directors and the approval of a new investment advisory agreement with MBIA CMC.

With regard to the election of the following directors of the Fund:

                     # OF SHARES  # OF SHARES
                       IN FAVOR     WITHHELD
-------------------  -----------  -----------
W. Thacher Brown...    4,414,953       34,568
John Gilray Christy    4,410,002       39,519
Morris Lloyd, Jr...    4,414,160       35,361
J. Lawrence Shane..    4,410,582       38,939

With regard to the approval of the new investment advisory agreement:

                               # OF SHARES  # OF SHARES  # OF SHARES  # OF BROKER
                                 IN FAVOR    ABSTAINED     AGAINST     NON-VOTES
-----------------------------  -----------  -----------  -----------  -----------
Investment advisory agreement    2,566,560       54,611       56,496    1,358,601


HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at http:// www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at http:// www.sec.gov.


QUARTERLY STATEMENT OF INVESTMENTS

Each Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/ SEC-0330.


DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PFPC Inc., acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the

Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PFPC Inc., P.O. Box 43027, Providence, RI
02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site-www.MBIA.com.

                     MBIA CAPITAL MANAGEMENT CORP.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

ANNUAL CERTIFICATION

The Fund's CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund's Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, PFPC Inc.,
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                                    DIRECTORS
                               -------------------
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                MORRIS LLOYD. JR.
                                J. LAWRENCE SHANE

                                    OFFICERS
                               -------------------
                                CLIFFORD D. CORSO
                                    PRESIDENT
                                 MARC D. MORRIS
                                    TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER

                               INVESTMENT ADVISER
                               -------------------
                          MBIA CAPITAL MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                               -------------------
                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT
                               -------------------
                                    PFPC INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL
                               -------------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                               -------------------
                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103




                               [GRAPHICS OMITTED]

                           BOND-DEBENTURE TRADING FUND
                               -------------------
                                 113 KING STREET
                                ARMONK, NY 10504

                               [GRAPHICS OMITTED]

                                  ANNUAL REPORT

                                 MARCH 31, 2006

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Registrant's Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that J. Lawrence Shane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Shane as the Audit Committee's financial expert. Mr. Shane is an "independent" Director pursuant to paragraph (a)(2)of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,500 and $14,500 for the fiscal years ended March 31, 2006 and March 31, 2005, respectively.

Audit-Related Fees
------------------

(b) There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported above in Item 4(a).

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 and $2,000 for the fiscal years ended March 31, 2006 and March 31, 2005, respectively.

All Other Fees
--------------

     (d) There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

  (e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable.

                           (c)  0%

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
John Gilray Christy, Morris Lloyd, Jr. and J. Lawrence Shane.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, MBIA Capital Management Corp. (the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included hereto.

                               PROXY VOTING POLICY
                               -------------------
                                       For
                                       ---

                          MBIA Capital Management Corp.
                          -----------------------------
                and Its Affiliated Registered Investment Advisers
                -------------------------------------------------

Introduction
------------

         This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. and its affiliated registered investment advisers ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

         Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

         This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

         Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

                  A Social Issues,
                  B. Financial/Corporate Issues, and
                  C. Shareholder Rights.

         Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS
                                 ---------------

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation
                              ---------------------

MBIA-CMC will normally support the following routine proposals:

1.       To increase authorized common shares.

2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.       To elect or re-elect directors.

4        To appoint or elect auditors.

5. To approve indemnification of directors and limitation of directors' liability.

6.       To establish compensation levels.

7.       To establish employee stock purchase or ownership plans.

8.       To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS
                              ---------------------


A.       Social Issues
         -------------

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              Voting Recommendation
                              ---------------------

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.       To enforce restrictive energy policies.

2.       To place arbitrary restrictions on military contracting.

3.       To bar or place arbitrary restrictions on trade with other countries.

4.       To restrict the marketing of controversial products.

5.       To limit corporate political activities.

6.       To bar or restrict charitable contributions.

7. To enforce a general policy regarding human rights based on arbitrary parameters.

8. To enforce a general policy regarding employment practices based on arbitrary parameters.

9. To enforce a general policy regarding animal rights based on arbitrary parameters.

10.      To place arbitrary restrictions on environmental practices.

B.       Financial/Corporate Issues
         --------------------------

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting, Recommendation
                             ----------------------


We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.       To change the state of incorporation.

2.       To approve mergers, acquisitions or dissolution.

3.       To institute indenture changes.

4.       To change capitalization.

C.   Shareholder Rights
     ------------------

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              Voting Recommendation
                              ---------------------

We will generally vote for the following management proposals:

1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.       To institute staggered board of directors.

3. To require shareholder approval of not more than 66 70% for a proposed amendment to the corporation's by-laws.

4.       To eliminate cumulative voting.

5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.       To create a dividend reinvestment program.

7.       To eliminate preemptive rights.

8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").


We will generally vote against the following management proposals:
                       -------

1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.       To prohibit replacement of existing members of the board of directors.

5. To eliminate shareholder action by written consent without a shareholder meeting.

6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

8.       To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

8.       To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.

10. To require that "golden parachutes" be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.       To restore preemptive rights.

2.       To restore cumulative voting.

3.       To require annual election of directors or to specify tenure.

4.       To eliminate a staggered board of directors.

5.       To require confidential voting.

6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.       To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS
                                 --------------

         MBIA-CMC has engaged Institutional Shareholder Services ("ISS") to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an "Override Vote"), the reason for such Override Vote shall be noted .in the written approval form A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for linking sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

         IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A POTENTIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A MBIA-CMC CLIENT OR THE MATTER BEING VOTED ON INVOLVES MBIA-CMC OR ANY OF ITS AFFILIATES (INCLUDING AN EMPLOYEE OR REPRESENTATIVE), PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined-not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

         With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

         With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have 'a detrimental effect on MBIA-CMC's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-U.S. company's meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company's proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

                                      ****

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      Portfolio Manager:
            Robert T. Claiborne, CFA,
            Director, MBIA Capital Management Corp.
            January 2000 - Present
            Responsible for day-to-day management of portfolio

            Portfolio Manager:
            Gautam Khanna, CPA, CFA
            Director, MBIA Capital Management Corp.
            May 2003 - Present
            Responsible for day-to-day management of portfolio
            Prior to joining MBIA, Mr. Khanna was an analyst with TimesSquare Capital in NY, NY.

(a)(2)(i)   Robert T. Claiborne, CFA
      (ii)  (A) Registered investment companies - 0
            (B) Other pooled investment vehicles - 0
            (C) Other Accounts - CDOs -5. Approximately $2.7 billion in total assets. The five CDO portfolios are co-managed with another Portfolio Manager who has no investment responsibilities for the 1838 Bond Debenture Fund.
      (iii) See (ii)
      (iv) No material conflicts of interests are expected to arise with the management of the 1838 Bond Debenture Fund and the CDO portfolios as the CDO portfolios have very specific requirements under the respective Indentures for purchases. Three of the CDO portfolios are cash portfolios and all are in their amortization period. Two CDOs are synthetic and invest only in credit default swaps. The two synthetic CDOs mature in June 2007 and October 2007, respectively.

            Gautam Khanna - N/A

(a)(3) The Portfolio Managers each receive compensation that is composed of a annual cash fixed salary, a variable cash bonus, and long-term incentive compensation comprised of common stock options and restricted stock of MBIA Inc. The cash salary level is adjusted annually. The cash bonus and long term incentive compensation is determined annually and is based on a combination of the overall performance of MBIA Inc., the overall performance of MBIA Asset Management and the individual Portfolio Managers' contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4) The Portfolio Managers do not own any equity securities of the registrant as of March 31, 2006.

(b)         N/A. Filing is an annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Not applicable.

    (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                1838 Bond-Debenture Trading Fund
            --------------------------------------------------------------------

By (Signature and Title)*   /s/ Clifford D. Corso
                            ----------------------------------------------------
                            Clifford D. Corso, President
                            (principal executive officer)

Date May 15, 2006
    ____________________________________________________________________________


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Clifford D. Corso
                            ----------------------------------------------------
                            Clifford D. Corso, President
                            (principal executive officer)

Date May, 15, 2006
    ____________________________________________________________________________


By (Signature and Title)*   /s/ Marc D. Morris
                            ----------------------------------------------------
                            Marc D. Morris, Treasurer
                            (principal financial officer)

Date May 15, 2006
    ____________________________________________________________________________



* Print the name and title of each signing officer under his or her signature.